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                                                                     EXHIBIT  23



                       CONSENT OF INDEPENDENT ACCOUNTANTS




 We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-42624) of Integrated Orthopaedics, Inc. of our report dated March 24, 1998 appearing on page 24 of this Form 10-KSB.



 PRICE WATERHOUSE LLP
 Houston, Texas
 March 24, 1998